Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report on Form 10-K of Piccolo Educational Systems, Inc. (the “Company”) for the fiscal year ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Laura Palmer Noone, Chief Executive Officer of the Company, and Gloria Zemla, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Laura Palmer Noone	/s/ Gloria Zemla

Laura Palmer Noone	Gloria Zemla
Chief Executive Officer	Chief Financial Officer
July 14, 2009	July 14, 2009